UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: February 28, 2000

                        Date of Report: February 28, 2000



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.


           (Exact name of registrants as specified in their charters)



       Delaware                  1-111331                 43-1698480
       Delaware                 333-06693                 43-1742520
-----------------------     -----------------   --------------------------------
(States or other             Commission file    (I.R.S. Employer Identification
jurisdictions of                 numbers                    Nos.)
incorporation or
organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

 ITEM 5.  OTHER EVENTS

         Ferrellgas Partners, L.P. announced today that its operating subsidiary, Ferrellgas, L.P., completed the issuance of $184 million of fixed rate Senior Notes in a private placement to qualified institutional investors. The proceeds of the financing were used to pay off the temporary financing associated with the acquisition of Thermogas, the nation's fifth largest retail marketer of propane.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FERRELLGAS PARTNERS, L.P.

                             By Ferrellgas, Inc. (General Partner)


Date:  March 2, 2000         By  /s/ Kevin T. Kelly
                             -------------------------------------------------
                             Kevin T. Kelly
                             Chief Financial Officer (Principal
                             Financial and Accounting Officer)





                              FERRELLGAS PARTNERS FINANCE CORP.

Date: March 2, 2000           By  /s/ Kevin T. Kelly
                              -------------------------------------------------
                              Kevin T. Kelly
                              Chief Financial Officer (Principal
                              Financial and Accounting Officer)

                                INDEX TO EXHIBITS


        Exhibit No.                             Description of Exhibit

            99.1 Text of press release issued by Ferrellgas Partners, L.P. on March 2, 2000.